                                                                    EXHIBIT 25.3

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM T-2

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF AN
                     INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

 Check if an application to determine eligibility of a trustee pursuant to
 Section 305(b) (2)

      ROBERT T. KIRCHNER                                   ###-##-####
      (Name of Trustee)                             (Social Security Number)

                    111 Wall Street, New York, New York 10043
                  (Business Address: Street, City and Zip Code)
                               ------------------

                        MICHIGAN CONSOLIDATED GAS COMPANY
               (Exact name of obligor as specified in its charter)


         MICHIGAN                                            38-0478040
(State or other jurisdiction of                          (I.R.S. employee
incorporation or organization)                           identification no.)

500 Griswold Street
Detroit, MI                                                     48226
(Address of principal executive offices)                      (Zip Code)


                              FIRST MORTGAGE BONDS
                       (Title of the indenture securities)

1.   Affiliations with obligor and underwriters.
         If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

2.   Trusteeships under other indentures.
         If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, file a copy of each such indenture as an exhibit and furnish the following information.

         (a)  Title of the securities outstanding under each other indenture.

         None.-The Trustee is one of the Trustees under the obligor's Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, as supplemented. The securities, proposed to be offered, will be issued under said Mortgage Indenture, as supplemented by a Twenty-Ninth Supplemental Indenture, dated as of July 15, 1989, which has been qualified under the Trust Indenture Act of 1939.

         (b) A brief statement of the facts relied upon by the trustee as a basis for the claim that no conflicting interest within the meaning of section 310(b)(1) of the Act arises as a result of the trusteeship under such other indenture, including a statement whether the indenture securities will rank equally with the securities issued under such other indentures.

     Inapplicable.

3.   Certain relationships between trustee and the obligor or an underwriter.

         If the trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor, state the nature of each such connection.

         None.

4.   Securities of the obligor owned or held by the trustee.

         Furnish the following information as to securities of the obligor owned beneficially by the trustee or held by the trustee as collateral for obligations in default:

                                                  As of June 11, 2001
     Col. A                         Col. B                       Col. C                       Col. D
                               Whether the securities are   Amount owned beneficially    Percent of Class
                               voting or nonvoting          or held as collateral        represented by amount
                               securities                   security for obligations     given in Col. C
Title of Class                                              in default

None.

5.   Securities of underwriters owned or held by the trustee.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                                                  As of June 11, 2001
     Col. A                         Col. B                       Col. C                       Col. D
                                                            Amount owned beneficially    Percent of voting
                                                            or held as collateral        securities represented by
Name of Issuer and                                          security for obligations     amount given in
Title of Class                 Amount Outstanding           in default                   Col. C

None.

6. Holdings by the trustee of voting securities of certain affiliates or principal holders of voting securities of the obligor.

     If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                                                  As of June 11, 2001
     Col. A                         Col. B                       Col. C                       Col. D
                                                            Amount owned beneficially    Percent of voting
                                                            or held as collateral        securities represented by
Name of Issuer and                                          security for obligations     amount given in
Title of Class                 Amount Outstanding           in default                   Col. C

None.

7. Holdings by the trustee of any securities of a person owning 50 per cent or more of the voting securities of the obligor.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of whom are so owned or held by the trustee.

                                                  As of June 11, 2001
     Col. A                         Col. B                       Col. C                       Col. D
                                                            Amount owned beneficially    Percent of voting
                                                            or held as collateral        securities represented by
Name of Issuer and                                          security for obligations     amount given in
Title of Class                 Amount Outstanding           in default                   Col. C

None.

11.  List of exhibits.
         List below all exhibits filed as a part of this statement of eligibility and qualification.

None.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, I, Robert
T. Kirchner, have signed this statement of eligibility and qualification in the city of New York and State of New York, on the 11th day of June, 2001.


                                 By:      /s/Robert T. Kirchner, Trustee
                                          ------------------------------
                                          (Robert T. Kirchner, Trustee)

                                Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                  CONSOLIDATED
                              DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF

                                 CITIBANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON MARCH 31, 2001, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161. CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT.


                                     ASSETS

                                                                 THOUSANDS
                                                                OF DOLLARS
                                                               ------------
Cash & balances due:
Noninterest-bearing balances ..........................           8,899,000
Interest-bearing balances .............................          21,247,000
Securities:
Held-to-Maturity securities ...........................                   0
Available-for-sale securities .........................          39,868,000
Federal funds sold ....................................          11,252,000
Loans and leases held for sale ........................           4,215,000
Loans and Leases, net of unearned
   income .............................................         242,480,000
LESS: Allowance for loan
   and lease losses ...................................           4,544,000
Loans and leases, net of
   earned income and allowance ........................         237,936,000
Trading assets ........................................          39,123,000
Premises and fixed assets .............................           3,974,000
Other real estate owned ...............................             286,000
Investments in unconsolidated
   subsidiaries .......................................             867,000
Customers' liability
   on acceptances outstanding .........................           1,528,000
Intangible assets:
Goodwill ..............................................           2,273,000
Other intangible assets ...............................           3,595,000
Other assets ..........................................          20,806,000
                                                               ------------
TOTAL ASSETS ..........................................         395,869,000
                                                               ============

                                   LIABILITIES

Deposits:
In domestic offices ...................................          71,054,000
   Noninterest-bearing ................................          12,620,000
   Interest-bearing ...................................          58,434,000
In foreign offices ....................................         212,602,000
   Noninterest-bearing ................................          14,351,000
   Interest-bearing ...................................         198,251,000
Federal funds purchased and
   securities sold ....................................           6,932,000
Trading liabilities ...................................          29,238,000
Other borrowed money ..................................          23,697,000
Bank's liability on acceptances .......................           1,528,000
Subordinated notes and
   debentures .........................................           8,675,000
Other liabilities .....................................          14,481,000
                                                               ------------
TOTAL LIABILITIES .....................................         368,207,000
                                                               ============

                                 EQUITY CAPITAL

Perpetual preferred stock .............................                   0
Common stock ..........................................             751,000
Surplus ...............................................          11,554,000
Retained earnings .....................................          15,961,000
Accumulated other
   comprehensive income ...............................            -813,000
Other equity capital components .......................                   0
                                                               ------------
TOTAL EQUITY CAPITAL ..................................          27,453,000
                                                               ------------

TOTAL LIABILITIES, MINORITY
INTEREST AND EQUITY
CAPITAL ...............................................         395,869,000
                                                               ============


I, Roger W. Trupin, Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                 ROGER W. TRUPIN
                                                                      CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                               VICTOR J. MENEZES
                                                               WILLIAM R. RHODES
                                                               ALAN S. MACDONALD

Charter No. 1461
Comptroller of the Currency
Northeastern District
REPORT OF CONDITION
CONSOLIDATED
DOMESTIC AND FOREIGN
SUBSIDIARIES OF

CITIBANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON MARCH 31, 2001, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161. CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT.


ASSETS
THOUSANDS
OF DOLLARS

Cash & balances due:
Noninterest-bearing balances ..........................           8,899,000
Interest-bearing balances .............................          21,247,000
Securities:
Held-to-Maturity securities ...........................                   0
Available-for-sale securities .........................          39,868,000
Federal funds sold ....................................          11,252,000
Loans and leases held for sale ........................           4,215,000
Loans and Leases, net of unearned
income ................................................         242,480,000
LESS: Allowance for loan
and lease losses ......................................           4,544,000
Loans and leases, net of
earned income and allowance ...........................         237,936,000
Trading assets ........................................          39,123,000
Premises and fixed assets .............................           3,974,000
Other real estate owned ...............................             286,000
Investments in unconsolidated
subsidiaries ..........................................             867,000
Customers' liability
on acceptances outstanding ............................           1,528,000
Intangible assets:
Goodwill ..............................................           2,273,000
Other intangible assets ...............................           3,595,000
Other assets ..........................................          20,806,000
                                                               ------------
TOTAL ASSETS ..........................................         395,869,000
                                                               ============

LIABILITIES
Deposits:
In domestic offices ...................................          71,054,000
Noninterest-bearing ...................................          12,620,000
Interest-bearing ......................................          58,434,000
In foreign offices ....................................         212,602,000
Noninterest-bearing ...................................          14,351,000
Interest-bearing ......................................         198,251,000
Federal funds purchased and
securities sold .......................................           6,932,000
Trading liabilities ...................................          29,238,000
Other borrowed money ..................................          23,697,000
Bank's liability on acceptances .......................           1,528,000
Subordinated notes and
debentures ............................................           8,675,000
Other liabilities .....................................          14,481,000
                                                               ------------
TOTAL LIABILITIES .....................................         368,207,000
                                                               ============

EQUITY CAPITAL
Perpetual preferred stock .............................                   0
Common stock ..........................................             751,000
Surplus ...............................................          11,554,000
Retained earnings .....................................          15,961,000
Accumulated other
comprehensive income ..................................            -813,000
Other equity capital components .......................                   0
                                                               ------------
TOTAL EQUITY CAPITAL ..................................          27,453,000
                                                               ------------
TOTAL LIABILITIES, MINORITY
INTEREST AND EQUITY
CAPITAL ...............................................         395,869,000
                                                               ============

I, Roger W. Trupin, Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

ROGER W. TRUPIN
CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

VICTOR J. MENEZES
WILLIAM R. RHODES
ALAN S. MACDONALD